UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) August 25, 2010
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                                   Zanett, Inc.
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              (Exact name of registrant as specified in its charter)


Delaware                             001-32589                56-438954
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)          Identification No.)


635 Madison Avenue, 15th Floor, New York, NY            10022
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (212) 583-0300
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

As previously reported in our Current Report on Form 8-K filed on June 1, 2010, Zanett, Inc. (the "Company") issued a subordinated promissory note (the "Note") to Rockport Investments Ltd. ("Rockport"). On August 25, 2010, the Company entered into the First Amendment to Subordinated Promissory Note (the "Amendment") with Rockport pursuant to which (i) the maturity date of the Note was extended from July 27, 2010 to October 10, 2010, (ii) the Event of Default provision was amended to require written notice by Rockport to the Company of an Event of Default (as defined in the Note) before the principal amount of the Note and accrued but unpaid interest thereon will become due and payable, and (iii) Rockport acknowledged and agreed that no Event of Default under the Note had occurred prior to the date of the Amendment or was pending as of the date of the Amendment.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
4.1 First Amendment to Subordinated Promissory Note dated as of August 25, 2010, by and between Rockport Investments Ltd. and Zanett, Inc.
10.1        Exhibit 4.1 is hereby incorporated by reference.



                               SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ZANETT, INC.


Date:  August 27, 2010           By: /s/ Dennis Harkins
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                                 Dennis Harkins
                                 President and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No. Description
4.1 First Amendment to Subordinated Promissory Note dated as of August 25, 2010, by and between Rockport Investments Ltd. and Zanett, Inc.
10.1       Exhibit 4.1 is hereby incorporated by reference.



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